                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                  Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): August 25, 1997


                         CINERGI PICTURES ENTERTAINMENT INC.

                (Exact name of registrant as specified in its charter)


             DELAWARE                    0-23958              95-4247952
           (State or other              (Commission         (I.R.S. Employer
  jurisdiction of Incorporation)      File Number)         Identification No.)


                        2308 BROADWAY, SANTA MONICA, CA  90404
                 (Address of principal executive offices)  (zip code)

          Registrant's telephone number, including area code: (310) 315-6000


                                         N/A
            (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     EXECUTION OF MERGER AGREEMENT. Cinergi Pictures Entertainment Inc. (the "Company") has entered into an Agreement of Merger (the "Merger Agreement"), dated as of September 2, 1997, with Andrew G. Vajna, President, Chief Executive Officer and Chairman of the Board of Directors of the Company, Valdina Corporation N.V., a corporation organized under the laws of the Netherlands Antilles ("Valdina"), and CPEI Acquisition Inc., a Delaware corporation. The Merger Agreement provides for the merger of the Company with CPEI Acquisition Inc., which is wholly owned by Mr. Vajna and Valdina and was formed solely for purposes of effecting the merger. As a result of the Merger, the Company will become wholly owned by Mr. Vajna and Valdina. Additional information regarding the terms and conditions of the Merger and the provisions of the Merger Agreement is contained in the press release filed herewith as Exhibit 99.1 which is incorporated herein by this reference. The description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is filed herewith as Exhibit 2.1. Valdina is currently indirectly beneficially owned 49.9% by Mr. Vajna and 50.1% by a trust which benefits certain persons including the son of Mr. Vajna, however, Valdina's corporate parent is in the process of effecting a transaction which will result in Mr. Vajna owning indirectly virtually all of Valdina. Additional information regarding such transaction is contained in the Company's Current Report on Form 8-K, dated July 9, 1997, filed with the Securities and Exchange Commission on July 17, 1997.

     AMENDMENT OF PURCHASE AND SALE AGREEMENT. The Company has entered into an amendment with Walt Disney Pictures and Television of the Purchase and Sale Agreement dated as of April 3, 1997 between Walt Disney Pictures and Television, the Company and a subsidiary of the Company. Pursuant to the Library Sale Agreement, the Company agreed, subject to certain conditions, to sell substantially all of the films in its motion picture library and certain other assets to Disney. Pursuant to the amendment, the Company and Disney have agreed, among other things, to (i) extend, to November 22, 1997, the date by which the Film Library Sale must be consummated or the parties thereto can terminate the Purchase and Sale Agreement, and (ii) modify their arrangements with respect to AN ALAN SMITHEE FILM. Additional information regarding certain terms and conditions of the amendment is contained in the press release filed herewith as Exhibit 99.1 which is incorporated herein by this reference. The description of the amendment is qualified in its entirety by reference to the amendment which is filed herewith as Exhibit 2.2.

     SETTLEMENT OF CERTAIN LITIGATION. On August 25, 1997, the Company settled legal proceedings brought by Laurence Fishburne and The LOA Productions, Inc., Mr. Fishburne's loan-out corporation ("LOA"), against the Company, a subsidiary of the Company and Randolph M. Paul, Senior Vice President, Business Affairs and a Director of the Company. The action, for breach of oral contract, fraud and deceit, and civil conspiracy, was originally filed on July 11, 1994. The plaintiffs had claimed that the Company entered into an oral contract for Mr. Fishburne to appear in the motion picture, DIE HARD WITH A VENGEANCE, but repudiated the contract the following day. Plaintiffs claimed damages of $1,750,000, representing the fixed compensation to which they allege they were entitled, additional compensatory damages of up to $350,000 and general and punitive damages. Trial had been scheduled for August 25, 1997 in Los Angeles Superior Court.

     Pursuant to the terms of the settlement, the Company paid LOA $750,000 and entered into certain agreements with the plaintiffs and an entity controlled by Mr. Fishburne which provide the Company with a non-exclusive option (the "Option") to acquire certain rights ("Rights") to a play and related screenplay both written by Mr. Fishburne. The Company has also agreed to establish a letter of credit in the amount



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of $600,000, the amount which must be paid to the entity controlled by Mr.
Fishburne if the Company does not exercise the Option, if the Company does not meet certain other time deadlines, or if the Company fails to match any bona fide third party offers for the Rights. If, during the term of the Option, the Company takes certain actions which will result in the Option becoming exclusive, exercises the Option, or successfully matches any bona fide third party offers for the Rights, then the Company will also incur additional obligations such as those with respect to the financing and development of the Rights.

     AMENDMENT OF ASSIGNMENT AGREEMENT. The Company has entered into an amendment with Twentieth Century Fox Film Corporation ("Fox") of the Assignment Agreement, dated as of July 14, 1997 between Fox, the Company and a subsidiary of the Company (the "Assignment Agreement"). Pursuant to the Assignment Agreement, the Company agreed to sell to Fox, subject to certain conditions, the Company's rights in DIE HARD WITH A VENGEANCE in exchange for $11,250,000 in cash. Pursuant to the amendment, the Company and Fox have agreed to reduce the amount of certain insurance coverage to be maintained for Fox's benefit in connection with the transactions contemplated by the Assignment Agreement. This description of the amendment is qualified in its entirety by reference to the amendment which is filed herewith as Exhibit 2.3.

     AGREEMENT IN PRINCIPLE REGARDING SALE OF CERTAIN RIGHTS TO OVERAGES. The Company has reached an agreement in principle, subject to documentation, with Summit Entertainment N.V. ("Summit") for the purchase by Summit, in exchange for the payment of $400,000 to the Company, of the Company's rights to overages under existing exploitation agreements (with parties other than Disney and its affiliates or Fox and its affiliates) relating to the distribution of DIE HARD WITH A VENGEANCE in the international territories (other than Italy and Hungary) for which the Company controls distribution rights. No assurance can be given that a definitive agreement will be executed.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          The Exhibits listed below are filed as part of this Report.

          Exhibit No.    Description of Exhibit
          -----------    ----------------------

          2.1           Agreement of Merger, dated as of September 2, 1997, by
                         and among Andrew G. Vajna, Valdina Corporation N.V., CPEI Acquisition Inc. and Cinergi Pictures Entertainment Inc.

          2.2           First Amendment to Purchase and Sale Agreement, dated as
                         of August 26, 1997, by and between Cinergi Pictures Entertainment Inc., Cinergi Productions N.V. Inc., and Walt Disney Pictures and Television.


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          Exhibit No.    Description of Exhibit
          -----------    ----------------------

             2.3        Amendment to Assignment Agreement, dated August 26,
                         1997, between Twentieth Century Fox Film Corporation, Cinergi Pictures Entertainment Inc. and Cinergi Productions N.V. Inc.

            99.1        Press Release issued on September 4, 1997.


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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CINERGI PICTURES ENTERTAINMENT INC.



Date: September 4, 1997       By:         /s/ Warren Braverman
                                  ----------------------------------------
                                   Name: Warren Braverman
                                   Title: Chief Operating Officer, Chief
                                   Financial Officer and Executive Vice
                                   President



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                                    EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION OF EXHIBIT
- -----------                   ----------------------

     2.1           Agreement of Merger, dated as of  September 2, 1997, by and among Andrew G. Vajna, Valdina Corporation N.V., CPEI Acquisition Inc. and Cinergi Pictures Entertainment Inc.

     2.2           First Amendment to Purchase and Sale Agreement, dated as of
                    August 26, 1997, by and between Cinergi Pictures Entertainment Inc., Cinergi Productions N.V. Inc., and Walt Disney Pictures and Television.

     2.3           Amendment to Assignment Agreement, dated August 26, 1997,
                    between Twentieth Century Fox Film Corporation, Cinergi Pictures Entertainment Inc. and Cinergi Productions N.V. Inc.

    99.1           Press Release issued on  September 4, 1997.








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